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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 25, 2002

               Commission file numbers: 333-19327 and 333-19327-01

                          OLYMPUS COMMUNICATIONS, L.P.
                           OLYMPUS CAPITAL CORPORATION

            (Exact name of registrants as specified in their charter)

                      Delaware                             25-1622615
                      Delaware                             23-2868925
          (State or other jurisdiction of         (IRS Employer Identification
           incorporation or organization)                   Numbers)


               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)


        Registrants' telephone number, including area code (814) 274-9830

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Item 3.  Bankruptcy or Receivership.

                  Olympus Communications, L.P. ("Olympus Communications") is a limited partnership between ACC Operations, Inc. and ACC Holdings II, LLC, wholly-owned subsidiaries of Adelphia Communications Corporation ("Adelphia"). Olympus Capital Corporation ("Olympus Capital") is a wholly-owned subsidiary of Olympus Communications.

                  As used herein, the terms "Registrants" collectively refers to Olympus Communications and Olympus Capital.

                  On June 25, 2002, Adelphia and 227 of its subsidiaries and partnerships and joint ventures in which Adelphia holds at least a 50 percent ownership interest, including the Registrants (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors remain in possession of their assets and properties and continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On June 27, 2002, Adelphia announced that the Bankruptcy Court had approved Adelphia's request for "first day orders" including granting the Debtors the immediate authority to (i) pay employees' salaries and wages and to continue to provide health and certain other employee benefits, (ii) pay to local franchise authorities pre-petition obligations, and (iii) continue to satisfy all of the Debtors' pre-petition obligations to customers, including with respect to rebates and deposits.

                  Further details are included in the press releases attached as
Exhibit 99.01 and Exhibit 99.02, which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                  (a)      Financial Statements

                  Not applicable.

                  (b)      Pro forma Financial Statements

                  Not applicable.

                  (c)      Exhibits

                  99.01    Press release dated June 25, 2002

                  99.02    Press release dated June 27, 2002

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2002
                              OLYMPUS COMMUNICATIONS, L.P.

                              By:  ACC OPERATIONS, INC.
                                   Its Managing General Partner

                                   By:  /s/ ERLAND E. KAILBOURNE
                                       ------------------------
                                       Erland E. Kailbourne
                                       Acting Chief Executive Officer and
                                       Chairman

                              OLYMPUS CAPITAL CORPORATION

                              By:   /s/ ERLAND E. KAILBOURNE
                                    ------------------------
                                    Erland E. Kailbourne
                                    Acting Chief Executive Officer and Chairman

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                                  EXHIBIT INDEX

Exhibit No.                                                   Description
-----------                                                   -----------

99.01                      Press release dated June 25, 2002

99.02                      Press release dated June 27, 2002

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